Non-Current Liabilities - Financial Liabilities	12 Months Ended
Jun. 30, 2023
Categories of non-current financial liabilities [abstract]
Non-Current Liabilities - Financial Liabilities

Note 25. Non-Current Liabilities - Financial Liabilities

	June 30, 2023	June 30, 2022

	US$	US$
Carrying amount at July 1	—	—
Funding at fair value	84,500,000	—
Interest expense on DFA	13,462,160
Fair value adjustment gain on DFA	(12,302,160)	—
Total financial liabilities	85,660,000	—

Pursuant to the DFA, Launch Tx has committed to provide Opthea US$120 million in funding which may be increased up to US$170 million at their option, of which US$50 million (net of US$0.5 million of funding costs) was paid in September. Opthea received the proceeds from the first tranche of the DFA, with the remainder being funded in two additional tranches: one paid on December 31, 2022 and one to be paid on or before December 31, 2023. Pursuant to the DFA, Opthea is required to use commercially reasonable efforts to develop Sozinibercept (OPT-302) for the treatment of wet AMD in accordance with the DFA, including pursuant to certain development timelines set forth therein.

In return, Opthea will pay to Launch Tx (1) upon the first to occur of regulatory approval of Sozinibercept (OPT-302) for the treatment of wet AMD in the United States, United Kingdom or European Union (“Regulatory Approval”),

fixed payments equal to a total of approximately two times the funding provided, consisting of seven payments, with the first payment due shortly after Regulatory Approval and the remaining six annual payments payable over a six-year period thereafter, and (2) variable payments equal to 7% of net sales of Sozinibercept (OPT-302) for the treatment of wet AMD for each calendar quarter. The fixed and variable payment obligations discharge once Launch Tx has received a total of four times their investment.

In certain instances, upon the termination of the Funding Agreement, we will be obligated to pay Investor several multiples of the amounts paid to us under the Funding Agreement. The Group remains in compliance with the DFA and no such instances has occurred.

The Group evaluated the Financing Agreement and determined it to be a research and development funding arrangement with the characteristics of a debt instrument, as the transfer of financial risk to Launch Tx was not considered substantive and genuine. Accordingly, the Group has recorded payments received under the Financing Agreement as part of a development financing liability in its consolidated balance sheets. The Group accounts for the overall development financing liability at amortized cost based on the estimated timing of regulatory approval and attainment of certain sales milestones and the contractual success fee payments expected to be due therefrom, as discounted using an imputed interest rate. The development financing liability will be accreted as interest expense to its expected future repayment amount over the expected life of the agreement using the effective interest rate method. Certain legal and financial advisory fees incurred specifically to complete the Financing Agreement were capitalized and recorded as a reduction to the carrying amount of the development financing liability and will also be amortized to interest expense using the effective interest method.

Pursuant to the Financing Agreement, the Opthea granted Launch Tx a security interest in all its assets (other than intellectual property not related to Sozinibercept (OPT-302)), provided that the Group is permitted to incur certain indebtedness. The security interest will terminate when the Group has paid Launch Tx the funding provided or upon certain terminations of the Financing Agreement.

There are several factors that could affect the estimated timing of regulatory approval and attainment of sales milestones, some of which are not entirely within the Group’s control. Therefore, at each reporting date, the Group reassesses the estimated timing of regulatory approval and attainment of sales milestones and the expected contractual success fee payments due therefrom. If the timing and/or amount of such expected payments is materially different than original estimates, the Group will prospectively adjust the accretion of the development financing liability and the imputed interest rate.

As of June 30, 2023, the development financing liability was classified as a long-term liability, as the Group expects the related repayments to take place between 2027 and 2032 for purposes of the model used to calculate its carrying value. The imputed interest rate on the unamortized portion of the development financing liability was approximately 23.82%.